UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2022

Aon plc

(Exact name of registrant as specified in its charter)

Ireland	1-7933	95-1539969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Metropolitan Building, James Joyce Street Dublin 1, Ireland	D01 K0Y85
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 266 6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon plc’s 4.000% Senior Notes due 2023	AON23	New York Stock Exchange
Guarantees of Aon plc’s 3.500% Senior Notes due 2024	AON24	New York Stock Exchange
Guarantees of Aon plc’s 3.875% Senior Notes due 2025	AON25	New York Stock Exchange
Guarantees of Aon plc’s 2.875% Senior Notes due 2026	AON26	New York Stock Exchange
Guarantees of Aon Corp. and Aon Global Holdings plc’s 2.050% Senior Notes due 2031	AON31	New York Stock Exchange
Guarantees of Aon Corp. and Aon Global Holdings plc’s 2.600% Senior Notes due 2031	AON31A	New York Stock Exchange
Guarantees of Aon plc’s 4.250% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.450% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.600% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.750% Senior Notes due 2045	AON45	New York Stock Exchange
Guarantees of Aon Corp. and Aon Global Holdings plc’s 2.900% Senior Notes due 2051	AON51	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2022, Richard B. Myers informed Aon plc (the “Company”) of his decision to retire from the Company’s Board of Directors, effective upon the completion of his current term at the Company’s 2022 Annual General Meeting. General Myers informed the Company that his retirement is not due to any disagreements with the Company on any matter relating to the Company’s operations, policies or practices. The Company thanks General Myers for his 16 years of dedicated service to the Company and the Board of Directors. In acknowledging General Myers’ retirement, Lester Knight, Chairman of the Company’s Board of Directors, said “It has been a privilege to work alongside General Myers since he joined the Board in 2006. We have benefitted greatly from his leadership experience, consensus building skills, and deep knowledge of global affairs, and wish him the very best.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2022	AON PLC

	By:	/s/ Julie Cho
Name: Julie Cho Title: Assistant Company Secretary